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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 1999

                              GEOWORKS CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                    000-23926                 94-292037
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(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)

          960 Atlantic Avenue, Alameda, California               94501
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          (Address of principal executive offices)             (Zip code)

                                  510-814-1660
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5: OTHER EVENTS.

The Registrant hired Donald G. Ezzell as Chief Operating Officer, General Counsel and Secretary.

For additional information, see the press release, restricted stock agreement, and related documents regarding this event, which are attached hereto as Exhibit 99.03.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned executive officer.

Date: September 30, 1999

                                       GEOWORKS CORPORATION

                                       By: /s/  Donald G. Ezzell
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                                       Donald G. Ezzell
                                       Secretary
                                       (Duly Authorized Officer)

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                              GEOWORKS CORPORATION

                                INDEX TO EXHIBITS

Exhibit No.       Description
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99.03A-C          Press release of the Company dated September 20, 1999,
                  restricted stock agreement, and related documents.

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